SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 4, 2016 (October 4, 2016)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 4, 2016, National Health Investors, Inc. ("NHI") announced that it has signed a definitive agreement with its joint venture partner, an affiliate of Bickford Senior Living ("Bickford"), headquartered in Olanthe, Kansas, to convert NHI's RIDEA portfolio of 32 assisted living and memory care assets to a triple-net lease structure. The press release is attached to this Current Report as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.
(b)    Pro Forma Financials

Unaudited Pro Forma Condensed Consolidated Balance Sheets - June 30, 2016
Unaudited Pro Forma Condensed Consolidated Statement of Income-Year Ended December 31, 2015
Unaudited Pro Forma Condensed Consolidated Statement of Income-Six Months Ended June 30, 2016
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Reconciliation of Unaudited Pro Forma Condensed Consolidated Statement of Income to FFO, Normalized FFO and AFFO-Year Ended December 31, 2015
Reconciliation of Unaudited Pro Forma Condensed Consolidated Statement of Income to FFO, Normalized FFO and AFFO-Six Months Ended June 30, 2016
Description of Non-GAAP operating measures of Funds From Operations (FFO) Normalized FFO and Adjusted Funds From Operations (AFFO)

(d)     Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index and is incorporated herein by reference.

Exhibit Index

Number	Exhibit
99.1	HTML version of press release issued October 4, 2016 titled “NHI Signs Agreement With Bickford To Convert RIDEA Joint Venture."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.
	By:	/s/ Roger R. Hopkins
	Name:	Roger R. Hopkins
	Title:	Principal Financial Officer
Date: October 4, 2016

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial information was derived from the application of pro forma adjustments to our historical consolidated financial statements. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the other information contained in this Form 8-K, the related notes to the pro forma financial information and with our historical consolidated financial statements and the related notes included in our filings with the SEC.
The unaudited pro forma information set forth below reflects our historical information as of June 30, 2016, as adjusted to give effect to:

a)
NHI’s September 30, 2016 redemption of Bickford’s 15% interest in the real estate (PropCo) underlying the joint venture that had been in place between the parties since September 30, 2012, for a payment to Bickford of $25,100,000. .

b)	Bickford’s payment to NHI of $8,100,000 in redemption of our non-controlling 85% interest in senior housing operations (OpCo), which we had carried on our balance sheet as an equity-method investment.

NATIONAL HEALTH INVESTORS, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2016
($ in thousands, except share and per share amounts)

		Pro Forma
		Adjustments
	(A)
	NHI	PropCo			OpCo
	Historical	Acquisition			Sale		Pro Forma
Assets:
Real estate properties, net	$2,066,058	$		$			$2,066,058
Mortgage notes receivable, net	160,062						160,062
Cash and cash equivalents	3,876						3,876

Marketable securities	23,751						23,751
Straight-line rent receivable	62,034						62,034
Equity method investment and other assets	19,673				(7,197)	(D)	11,585
					(891)	(D)
Total Assets	$2,335,454	$—			$(8,088)		$2,327,366

Liabilities and Equity:
Debt	$1,072,835	$25,100	(B)		$(8,100)	(B)	$1,089,835
Accounts payable and accrued expenses	26,235				140	(E)	26,375
Dividends payable	35,239						35,239
Lease deposit liabilities	21,275						21,275
Real estate purchase liability	750						750
Deferred income	477						477
Total Liabilities	1,156,811	25,100			(7,960)		1,173,951

Commitments and Contingencies

National Health Investors Stockholders' Equity:
Common stock, $.01 par value; 60,000,000 shares authorized; 39,154,872 shares issued and outstanding	392						392
Capital in excess of par value	1,135,726	(16,028)	(C)				1,119,698
Cumulative net income in excess of dividends	27,379				12	(E)	27,251
					(140)	(E)
Accumulated other comprehensive income	6,074						6,074
Total National Health Investors Stockholders' Equity	1,169,571	(16,028)			(128)		1,153,415
Noncontrolling interest	9,072	(9,072)	(C)				—
Total Equity	1,178,643	(25,100)			(128)		1,153,415
Total Liabilities and Equity	$2,335,454	$—			$(8,088)		$2,327,366

NATIONAL HEALTH INVESTORS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2015
($ in thousands, except share and per share data)

		Pro Forma Adjustments
	(a)
	NHI	PropCo		OpCo
	Historical	Acquisition		Sale		Pro Forma

Revenues:
Rental income	$214,447	$		$		$214,447
Other income	14,541					14,541
	228,988	—		—		228,988
Expenses:
Depreciation	53,163					53,163
Interest expense	37,629	986	(b)	(318)	(b)	38,297
Other expenses	11,477					11,477
	102,269	986		(318)		102,937
Income before equity-method investee, investment and other gains, discontinued operations and noncontrolling interest	126,719	(986)		318		126,051
Income (loss) from equity-method investee	(1,767)			1,767	(d)	—
Income tax benefit of taxable REIT Subsidiary	707			(707)	(d)	—
Investment and other gains	24,655					24,655
Net income	150,314	(986)		1,378		150,706
Net income attributable to non-controlling interest	(1,452)	1,452	(c)	—		—
Net Income attributable to common stockholders	$148,862	$466		$1,378		$150,706

Weighted average common shares outstanding:
Basic	37,604,594					37,604,594
Diluted	37,644,171					37,644,171

Income per common share:
Basic	$3.96	$0.01		$0.04		$4.01
Diluted	$3.95	$0.01		$0.04		$4.00

NATIONAL HEALTH INVESTORS, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Income
Six Months Ended June 30, 2016
($ in thousands, except share and per share data)

		Pro Forma Adjustments
	(a)
	NHI	PropCo		OpCo
	Historical	Acquisition		Sale		Pro Forma

Revenues:
Rental income	$112,102	$		$		$112,102
Other income	8,120					8,120
	120,222	—		—		120,222
Expenses:
Depreciation	28,429					28,429
Interest expense	20,928	493	(b)	(159)	(b)	21,262
Other expenses	20,579					20,579
	69,936	493		(159)		70,270
Income before equity-method investee, investment and other gains, discontinued operations and noncontrolling interest	50,286	(493)		159		49,952
Income (loss) from equity-method investee	(460)			460	(d)	—
Income tax benefit of taxable REIT Subsidiary	184			(184)	(d)	—
Investment and other gains	28,080					28,080
Net income	$78,090	$(493)		$435		$78,032
Net income attributable to non-controlling interest	(770)	770	(c)			—
Net Income attributable to common stockholders	$77,320	$277		$435		$78,032

Weighted average common shares outstanding:
Basic	38,460,934					38,460,934
Diluted	38,488,088					38,488,088

Income per common share:
Basic	$2.01	$0.01		$0.01		$2.03
Diluted	$2.01	$0.01		$0.01		$2.03

Notes to Unaudited Condensed Consolidated Financial Statements

Presented below are significant assumptions relevant to the presentation of our unaudited pro forma condensed consolidated balance sheet, as if the transaction had occurred as of June 30, 2016.

A.	Represents historical amounts reported by us in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

B.
Represents expected borrowings of $25,100,000 at our long term borrowing rate to fund the purchase price of Bickford's 15% interest in the 32 facility PropCo Portfolio, with net transaction costs estimated to be immaterial. Based on indicative terms received and disclosed in Note 12 to the Condensed Consolidated Financial Statements in our Form 10-Q for the period ended June 30, 2016, the hypothetical debt financing would have an annual interest rate of 3.93%. For NHI's 85% interest in the OpCo portolio, a credit in the amount of $8,100,000, representing amounts expected to be received by NHI in the unwinding, is netted against the gross borrowing above.

C.
Represents the derecognition of Bickford’s non-controlling interest with the difference between our expected cash outlay and the carrying amount for Bickford’s interest recorded as an adjustment to National Health Investors Stockholders' Equity, through additional-paid-in capital, to reflect the change in composition of the ownership interest of the previously consolidated portfolio.

D.
Represents the removal of NHI's basis of $7,197,000 upon disposal of our equity-method investment in OpCo and the expected realization of our related net operating loss carryforwards, carried at $891,000 at June 30, 2016.

E.
Represents amounts flowing through equity from the unwind of OpCo, including the effect on net equity of the disposition, calculated as the difference between the carrying amount of our equity-method investment and the proceeds of the sale, including the estimated effects of the settlement of state and local taxes and adjustments for alternative minimum taxes.

Presented below are significant assumptions relevant to our presentation of the unaudited pro forma condensed consolidated statements of income and their reconciliation to FFO, normalized FFO and AFFO. Pro forma adjustments for the year ended December 31, 2015, and the six months ended June 30, 2016, give effect to events that are expected to have a continuing impact as if the transaction had occurred on January 1, 2015.

a.	Represents historical amounts reported by us in our Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

b.
Represents the effect of funding the purchase price of our acquisition of Bickford's 15% interest in the Portfolio with additional indebtedness, bearing interest as discussed above at 3.93%. Interest costs are presented gross for PropCo and for OpCo.

c.
Represents pro forma non-controlling interest flowing to the common stockholders of NHI, based on the elimination of the historical non-controlling interest included in our Consolidated Statements of Income for the year ended December 31, 2015 and Condensed Consolidated Statements of Income for the six months ended June 30, 2016.

d.
Represents pro forma elimination of losses from equity-method investee, inclusive of the expected full utilization of our historical net operating loss carryforwards, had NHI's equity-method investment in OpCo not been in place for the year and six months ended December 31, 2015 and June 30, 2016, respectively.

e.
Represents the pro forma effects on net income used in computation of earnings per share, combined with the effects of eliminating adjustments to calculate Historical FFO and Normalized FFO related to depreciation of $1,150,000 and $615,000 in the 15% interest in PropCo for the year and six months ended December 31, 2015 and June 30, 2016, respectively, to give effect to the acquisition by NHI of the non-controlling interest.

Nonrecurring gains estimated at $903,000 and related adjustments and tax effects associated with the settlement and sale, estimated at $1,031,000, result directly from the transaction and will be included in NHI's income in the current fiscal year of the transaction. These anticipated transactions are not included in the pro forma income statement presentation, because they are not expected to have a continuing impact on our results of operations.

NATIONAL HEALTH INVESTORS, INC.
Reconciliation of Unaudited Pro Forma Condensed Consolidated Statement of Income to FFO, Normalized FFO & AFFO
Year Ended December 31, 2015
($ in thousands, except share and per share data)

		Pro Forma Adjustments
	(a)
	NHI	PropCo		OpCo
	Historical	Acquisition		Sale	Pro Forma

Net Income attributable to common stockholders	$148,862	$466		$1,378	$150,706
Depreciation	53,163				53,163
Depreciation in non-controlling interest	(1,150)	1,150	(e)		—
Net gain on real estate sales	(1,126)				(1,126)
NAREIT FFO attributable to common stockholders	199,749	1,616		1,378	202,743
Investment and other gains	(23,529)				(23,529)
Recovery of previous write-down	(491)				(491)
Normalized FFO attributable to common stockholders	175,729	1,616		1,378	178,723
Straight-line lease revenue, net	(24,623)				(24,623)
Amortization of original issue discount	1,101				1,101
Amortization of debt issuance costs	2,311				2,311
Adjustments for non-controlling interest	10	(10)	(e)		—
Normalized AFFO attributable to common stockholders	$154,528	$1,606		$1,378	$157,512

Weighted average common shares outstanding:
Basic	37,604,594				37,604,594
Diluted	37,644,171				37,644,171

Income per common share:
Basic	$3.96	$0.01		$0.04	$4.01
Diluted	$3.95	$0.01		$0.04	$4.00

On a diluted per share basis
NAREIT FFO	$5.31	$0.04		$0.04	$5.39
Normalized FFO	$4.67	$0.04		$0.04	$4.75
Normalized AFFO	$4.10	$0.04		$0.04	$4.18

NATIONAL HEALTH INVESTORS, INC.
Reconciliation of Unaudited Pro Forma Condensed Consolidated Statement of Income to FFO, Normalized FFO & AFFO
Six Months Ended June 30, 2016
($ in thousands, except share and per share data)

		Pro Forma Adjustments
	(a)
	NHI	PropCo		OpCo
	Historical	Acquisition		Sale	Pro Forma

Net Income attributable to common stockholders	$77,320	$277		$435	$78,032
Depreciation	28,429				28,429
Depreciation in non-controlling interest	(615)	615	(e)		—
Net gain on real estate sales	(4,582)				(4,582)
NAREIT FFO attributable to common stockholders	100,552	892		435	101,879
Investment and other gains	(23,498)				(23,498)
Non cash write-offs, net	14,423				14,423
Normalized FFO attributable to common stockholders	91,477	892		435	92,804
Straight-line lease revenue, net	(10,583)				(10,583)
Amortization of original issue discount	567				567
Amortization of debt issuance costs	1,172				1,172
Adjustments for non-controlling interest	(37)	37	(e)		—
Normalized AFFO attributable to common stockholders	$82,596	$929		$435	$83,960

Weighted average common shares outstanding:
Basic	38,460,934				38,460,934
Diluted	38,488,088				38,488,088
Income per common share:
Basic	$2.01	$0.01		$0.01	$2.03
Diluted	$2.01	$0.01		$0.01	$2.03

On a diluted per share basis
NAREIT FFO	$2.61	$0.02		$0.01	$2.64
Normalized FFO	$2.38	$0.02		$0.01	$2.41
Normalized AFFO	$2.15	$0.02		$0.01	$2.18

Description of Non-GAAP Financial Measures of FFO, Normalized FFO and Normalized AFFO

These supplemental operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our Funds From Operations ("FFO"), Normalized FFO and Normalized Adjusted Funds From Operations ("AFFO") may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, Normalized FFO and Normalized AFFO  to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

Funds From Operations - FFO

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company’s FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

Adjusted Funds From Operations - AFFO

In addition to the adjustments included in the calculation of normalized FFO, normalized AFFO excludes the impact of any straight-line lease revenue, amortization of the original issue discount on our convertible senior notes and amortization of debt issuance costs.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as non-cash adjustments to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in the contractual lease payments of our real estate portfolio.